Marketable Securities - Noncurrent - Additional Information (Detail) $ / shares in Units, $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($) $ / shares
Investments Debt And Equity Securities [Abstract]
Gains on disposal of marketable securities	$ 125
Gain loss on disposal of marketable security that have been fully impaired	79
Gain on deemed disposal arising from partial conversion of promissory note into preferred shares	$ 46
Conversion price | $ / shares	$ 3.00